UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 23, 2015
WAVE SYSTEMS CORP.
(Exact name of registrant as specified in its charter)

DELAWARE	0-24752	13-3477246
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
480 Pleasant Street, Lee, Massachusetts 01238
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code (413) 243-1600
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
On September 23, 2015, Wave Systems Corp. (the “Company”) entered into Convertible Bridge Instrument and Warrant Subscription Agreements (the "Agreements") with certain investors. The Agreements consists of (i) a $490,000 unsecured bridge instrument that is required to be repaid on or before December 24, 2015 with a repayment amount of $588,000 (the "repayment amount") and (ii) warrants to purchase up to 1,225,000 shares of Wave’s Class A common stock at an exercise price of $0.18 per share. These warrants cannot be exercised for a period six months after the effective date of the transaction and expire in September 2020.

If the Company fails to pay the repayment amount by the repayment date of December 24, 2015, holders may (but are not required to) elect to convert the bridge instrument into shares of our Class A common stock at a conversion rate based on the repayment amount divided by an amount equal to the lesser of $0.168 and 80% of Wave’s VWAP for the 5 trading day period prior to the date on which the conversion election is made. The bridge instrument may not be converted into more than 19.9% of the outstanding common shares immediately preceding the transaction, unless a shareholder approval is obtained by Wave. The investors were granted resale registration rights in respect of the common stock issuable under the convertible bridge instrument and warrants.

Security Research Associates acted as the placement agent in connection with the offering and will receive (i) a cash payment of $29,400 and (ii) warrants to purchase up to 73,500 shares of our Class A common stock at an exercise price of $0.18 per share. These warrants cannot be exercised for a period six months after the effective date of the transaction and expire in September 2020.

Item 8.01 Other Events
On September 28, 2015, the Company issued a press release announcing the convertible bridge loan financing described in Item 1.01 of this report. A copy of this press release is attached as Exhibit 99.1 to this report, and is incorporated herein by reference in its entirety.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

Exhibit 4.1	Form of Subscription Agreement.

Exhibit 4.2	Form of Note Agreement.

Exhibit 4.3	Form of Warrant Agreement.

Exhibit 99.1	Press release dated September 28, 2015.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WAVE SYSTEMS CORP.

By:    /s/ Walter A. Shephard
Walter A. Shephard
Chief Financial Officer

Dated: September 29, 2015

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 4.1	Form of Subscription Agreement.

Exhibit 4.2	Form of Note Agreement.

Exhibit 4.3	Form of Warrant Agreement.

Exhibit 99.1	Press release dated September 28, 2015.